SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2002

LENOX BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-28162 (Commission File Number)	31-1445959 (IRS Employer Identification No.)

4730 Montgomery Road, Cincinnati, Ohio 45212

(Address of principal executive offices)   Zip Code

(513) 531-8655

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

        On April 22, 2002, Lenox Bancorp, Inc. issued the press release attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

                   99.1     Press Release issued on April 22, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2002	LENOX BANCORP, INC. By: /s/Jane Schank Jane Schank Secretary and Treasurer